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                                                                    EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 30, 2000 included in the Tarragon Realty Investors, Inc. Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement on Form S-8.


                                            /s/ ARTHUR ANDERSEN LLP

Dallas, Texas,
May 8, 2000